UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2024

Aterian, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38937	83-1739858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Aterian, Inc.
350 Springfield Ave. Ste 200
Summit, NJ 07901
(Address of Principal Executive Offices)(Zip Code)

(347) 676-1681
(Registrant’s telephone number, including area code)

N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 23, 2024, the Company entered into Amendment No.2 (the “Amendment”) to that Credit and Security Agreement dated as of December 22, 2021 (the “Credit Agreement”) between the Company, together with certain of its subsidiaries party thereto as borrowers, the entities party thereto as lenders (the “Lenders”), and Midcap Funding IV Trust, as administrative agent. Material changes contained in the Amendment are as follows:

a)
The amount of Borrowing Base attributable to Slow-Moving Inventory was reduced to fifteen percent (15%) of the aggregate portion of the Borrowing Base attributable to Eligible Inventory, Eligible In-Transit Inventory, and Eligible Slow-Moving Inventory.

b)	Reduced the portion of the Borrowing Base attributed to Eligible In-Transit Inventory.

c)	Extended the Commitment Expiry Date to December 22, 2026.

d)	Reduced the Minimum Balance to $2,500,000.00.

e)	Reduced the Revolving Loan Commitment Amount to $17,000,000.00, and if the Additional Tranche is fully activated such amount shall increase to $30,000,000.00.

f)	Made certain changes to the definition of Permitted Investments.

g)	Made certain changes to the Deferred Revolving Loan Origination Fee.

h)	Reduced the amount in cash equivalents that may be held by Restricted Foreign Subsidiaries to $100,000 in the aggregate at any time.

i)	Reduced the Minimum Credit Party Liquidity to $6,800,000.

j)	Reduced the Minimum Availability Covenant to $5,000,000.

Capitalized terms used herein not otherwise defined shall have the meaning in the Credit Agreement.

Item 8.01. Other Events.

On February 26, 2024, the Company issued a press release regarding its entry into the Credit Agreement. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1+
Amendment No. 2 to that certain Credit and Security Agreement, dated as February 23, 2024, by and Aterian, Inc. and its subsidiaries party thereto as “Credit Parties,” the lenders party thereto from time to time and Midcap Funding IV Trust, as administrative agent.

99.1	Press Release dated February 26, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+	Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATERIAN, INC.

Date: February 26, 2024	By:	/s/ Joseph A. Risico
Name: Joseph A. Risico
Title: Co-Chief Executive Officer